Combination with Bold Energy Transformational Transaction in the Midland Basin November 8, 2016 Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the proposed Transaction to Earthstone and its stockholders, the anticipated completion of the proposed Transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain stockholder and regulatory approvals of the proposed Transaction; the ability to complete the proposed Transaction on anticipated terms and timetable; Earthstone’s ability to integrate its combined operations successfully after the Transaction and achieve anticipated benefits from it; the possibility that various closing conditions for the Transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Bold; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior management or technical personnel. Earthstone’s annual report on Form 10-K for the year ended December 31, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone and Bold undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

Disclaimer (Cont’d) Additional Information About the Proposed Transaction This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. In connection with the proposed Transaction, Earthstone will file with the SEC and mail to its security holders a proxy statement and other relevant documents. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EARTHSTONE AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Earthstone’s website at www.earthstoneenergy.com. Investors and security holders may also read and copy any reports, statements and other information filed by Earthstone, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. In addition, the documents filed with the SEC by Earthstone can be obtained free of charge from Earthstone’s website at www.earthstoneenergy.com or by contacting Earthstone by mail at 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX, 77380, or by telephone at 281-298-4246. Participants in the Solicitation Earthstone and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Earthstone’s directors and executive officers is available in its proxy statement filed with the SEC by Earthstone on October 4, 2016 in connection with its 2016 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. This presentation shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Acreage Legend Bold Operated Bold Non-Operated Operated Position in Core Midland Basin 85% working interest in 20,900 net acres Current Net Production of 2,320 Boepd (63% oil, 84% liquids) 10 wells in progress drive immediate production growth Attractive Rates of Returns1 Single well IRRs of 25-100% and inventory of 500+ Hz locations Position Delineated In Multiple Benches Strong offset results in the Wolfcamp A and B Combined Teams with Track Records Proven technical execution and operational expertise Completion Evolution Sets Stage for Further Well Performance Improvement Bold Provides a Strategic Operated Position in the Midland Basin Note: 1Single well returns based on strip prices as of October 31, 2016

Significant Oil in Place Across the Position Reagan County Wolfcamp Thickest Wolfcamp shale section in Midland Basin; greatest oil in place Bold current Reagan/Upton inventory 1 Wolfcamp A target 2 Wolfcamp B targets 7 viable target benches tested or developed by industry 2 Wolfcamp A targets 3 Wolfcamp B targets 1 Wolfcamp C target 1 Cline target Offset operators have developed five benches in a stacked “wine rack” pattern 2 Wolfcamp A targets 3 Wolfcamp B targets Thermal maturity places Bold acreage in oil window with low GOR’s Average 80 % Liquids, 20% Gas Shallower TVD than northern end of Midland Basin D&C costs are lower Wolfcamp A Wolfcamp B Legend (MMbo/Section) 30 0 20 10 70 60 50 40 30 20 10 Legend (MMbo/Section) Bold Operated Acreage Bold Non-Operated Acreage Source; Bold Energy

High Quality Pay Across Multiple Zones

Reagan County Type Section



GR_EDTC
HCAL
DPHZ
AT90
TOIL
Dean
Wolfcamp A
Wolfcamp Upper B
Wolfcamp Lower B
Wolfcamp C
Cline

Primary Bold Targets

Prospective Targets[1]

Reagan Co. Resource Greater than Midland Co.



North Midland
Central Reagan
GR_EDTC
TOIL
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
Cline
WFMP A OIP: 19 MMBO/SEC
WFMP B OIP: 51 MMBO/SEC
WFMP A OIP: 38 MMBO/SEC
WFMP B OIP: 74 MMBO/SEC



Midland
Glasscock
Upton
Reagan

Wolfcamp A
Thickness increases 50-100' from Midland to Reagan County. OIP increases from ~20 MMBO/sec to 35-45 MMBO/sec.

Wolfcamp B
Thickness increases 250-300' from Midland to Reagan County. OIP increases from ~50 MMBO/sec to 70-80 MMBO/sec.

Wolfcamp C
Bench is much thicker in Reagan County. OIP is 20-30 MMBO/sec in the Upper C.

Source; Bold Energy
Note:
1 Prospective targets tested in offset wells by other operators

EARTHSTONE Energy, Inc.

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Excellent Well Results Surround the Position

Parsley
Bast 33-40 4412H
Wolfcamp Lower B
IP30/1000': 122 Boe/d

Bold
Bold Hartgrove 22 #1HM
Wolfcamp Upper B
IP30/1000': 136 Boe/d

Bold
Bold Hamman 30 #1HM
Wolfcamp Lower B
IP30/1000': 268 Boe/d

Callon
Turner AR Unit B # 8HK
Wolfcamp Lower B
IP30/1000': 169 Boe/d

Pioneer
University 3-19 #30H
Wolfcamp A
IP30/1000': 151 Boe/d



Upton
Reagan

Permian Resources
Loftin Hughes 13-1212 #1H
Wolfcamp A
IP30/1000': 215 Boe/d

Parsley
Char Hughes #7H
Wolfcamp Lower B
IP30/1000': 161 Boe/d

Bold (BTA)
Texaco-Coates A U2 #1HU
Wolfcamp A
IP30/1000': 58 Boe/d

Bold (BTA)
Texaco-Coates A U1 #1HM
Wolfcamp Upper B
IP30/1000': 95 Boe/d

Permian Resources
University 10 RE #616HS
Wolfcamp A
IP30/1000': 124 Boe/d

Permian Resources
Woods RE 210 #27HA
Wolfcamp Upper B
IP30/1000': 247 Boe/d

Permian Resources
Hickman 1 223 #2HA
Wolfcamp Upper B
IP30/1000': 101 Boe/d

Permian Resources
Chico 56HS
Wolfcamp A
IP30/1000': 153 Boe/d

Operator Legend
- Bold Energy
- Bold / BTA JV
- Permian Resources
- Pioneer
- Laredo
- Parsley
- Callon
- FDL
- EP Energy
- Apache
- Discovery
- Oxy
- Henry
- Diamondback
- PT Petroleum

Wolfcamp A | Wolfcamp Upper B | Wolfcamp Lower B | Bold Working Interest Well

Source: Drillinginfo. Horizontal wells with first production since January 1, 2014. Excludes wells where lateral length is not available.

EARTHSTONE Energy, Inc.

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Repeatable well results 1 generate attractive returns at current strip 2 Industrywide completion evolution leading to enhanced productivity Tighter stage spacing and higher proppant loading yielding further improvement ___________________________________ Well results normalized to 7,500 feet lateral lengths. Note: TCAU wells are 8,500 feet early Gen III Completions. As of October 31, 2016 Reagan and Upton Well Performance 1000 MBOE 1000 MBOE 1000 MBOE 850 MBOE 700 MBOE 850 MBOE 700 MBOE 850 MBOE 700 MBOE Notes: 1Well results normalized to 7,500 feet lateral lengths. Note: TCAU wells are 8,500 feet early Gen III Completions. 2Strip prices as of October 31, 2016

Generational Completion Improvement

- Bold has begun testing a Gen IV completion in Upton and Midland counties. The evolution of completion design in the Midland Basin has been toward increasing the stimulated rock volume through increased stimulation intensity.
- Bold has seen encouraging results in our recent Midland and Upton completions.
- The Gen IV completion is now being applied in Central Reagan County with results expected by YE-2016.
- With further consistent results from the Gen IV completion in Reagan County, as well as Upton and Midland counties, we expect to increase our type curve reserve parameters in 2017.


Midland and Upton Results(1)
1 MMBOE Type Curve
MS 40-1HM
HM 45-1HM Mid Co
Upton 30-1HM
Gen III
Gen IV
Cumulative Production (BOE)(1)
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
0
30
60
90
120
150
180
210
240
270
300
330
360
Prod Days
Completion Design

Completion Design

	lbs/ft	bbls/ft	STG Spacing	Clusters	BPM
Gen III	1750	36	190	4	82
Gen IV	2230	51	165	6	94

Note:
1 Two-Stream results and type curve. Well results normalized to 7,500 feet lateral length.

EARTHSTONE Energy, Inc.

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Attractive Production Growth from Ongoing Drilling One rig running with two wells flowing back, one well completing, six wells waiting on completion. Expect to run one to two rigs in 2017 to grow Bold asset production 200% to 400% Upcoming capex guidance to be issued 2 Rigs 2,640 2,320 7,120 11,570 1 Rig

Combined Company – Core Midland Basin Presence Acreage Legend Earthstone Bold MARTIN HOWARD GLASSCOCK MIDLAND REAGAN UPTON Operated Position in Core Midland Basin 75% working interest in 26,800 net acres Combined Company Current Net Production of 7,400 Boepd (62% oil, 76% liquids) 11 wells in progress drive immediate production growth Attractive Rates of Returns1 Single well IRRs of 25-100% and inventory of 700+ Hz locations Liquidity and Low Leverage to Facilitate 2017 Capital Program Combined $24.0mm of cash on-hand, $17.0mm drawn on $102.0mm borrowing base2 MIDLAND BASIN EASTERN SHELF CENTRAL BASIN PLATFORM Notes: 1Single well returns based on strip prices as of October 31, 2016 2Financial statistics as of September 30, 2016

Earthstone – A Platform for Steady Growth December 2014 Q2/Q3 2015 Private Sellers Eagle Ford Karnes, Gonzales, Fayette Counties, TX December 2014 Strategic Combination Eagle Ford Operator Q2 2016 Midland Basin 5,883 Net Acres Howard, Glasscock Counties, TX Since December 2014, Earthstone has evolved from a micro cap, non-op Bakken / Three Forks company to a small cap, multi-basin operator with meaningful exposure to the Midland Basin and Eagle Ford Resource Expansion November 2014 Bakken / Three Forks 622 Boepd1 Q1 20172 Midland Basin Eagle Ford Bakken / Three Forks 7,393 Boepd3 Notes: 1Daily production for the three month period ended September 30, 2014 2Expected closing of Q1 2017 3Earthstone and Bold combined production for October 2016 (Earthstone – 5,073 Boepd; Bold – 2,320 Boepd) Q1 20172 Midland Basin 20,900 Net Acres Reagan, Upton, Midland Counties, TX